                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (Amendment No.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_] Preliminary Proxy Statement             [_] CONFIDENTIAL, FOR USE OF THE
                                                COMMISSION ONLY (AS PERMITTED
                                                BY RULE 14a-6(e)(2))
[X] Definitive Proxy Statement
[_] Definitive Additional Materials
[_] Soliciting Material Pursuant to (S)240.14a-11(c) or (S)240.14a-12

                        ICF KAISER INTERNATIONAL, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.
[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    (1) Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------

    (2) Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------

    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------

    (4) Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------

    (5) Total fee paid:

        ------------------------------------------------------------------------

[_] Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

        -----------------------------------------------------------------------

    (2) Form, Schedule or Registration Statement No.:

        -----------------------------------------------------------------------

    (3) Filing Party:

        -----------------------------------------------------------------------

    (4) Date Filed:

        -----------------------------------------------------------------------
Notes:

                       [LOGO OF ICF KAISER APPEARS HERE]

                         ICF KAISER INTERNATIONAL, INC.
                                9300 LEE HIGHWAY
                         FAIRFAX, VIRGINIA  22031-1207



Dear Shareholder:

     The 1998 Annual Meeting of Shareholders of ICF Kaiser International, Inc. (the "Company") will be held on Friday, May 1, 1998, at the Company's headquarters, 9300 Lee Highway, Fairfax, Virginia 22031-1207. The matters on the meeting agenda are described on the following pages. The meeting will start promptly at 9:00 a.m. The Company's headquarters are located in Fairfax, Virginia, near the Vienna station on the Orange Line of the Washington, D.C. area Metro. On the day of the meeting, there will be a shuttle bus service departing at frequent intervals from the south side of the Vienna station and returning to the station after the meeting.

     This year you are being asked to elect four directors, each to a three-year term expiring at the 2001 Annual Meeting of Shareholders, and to approve the appointment of Coopers & Lybrand L.L.P. as the independent public accountants of the Company for the fiscal year ending December 31, 1998. The Board of Directors recommends a vote FOR the election of the four directors and FOR the approval of the appointment of Coopers & Lybrand L.L.P.

     If you were a shareholder of record on March 11, 1998, you will receive a proxy card for the shares of ICF Kaiser International, Inc. Common Stock you hold in your own name. If you are a participant in the ICF Kaiser International, Inc. Employee Stock Ownership Plan, Section 401(k) Plan, or the Retirement Plan (the "Plans"), this proxy card also will include the number of shares that you are entitled to vote under the Plans ("Plan Shares") as of December 31, 1997. To vote your Plan Shares, you must mail back your proxy card so that it is received by the Company's stock transfer agent before the close of business on Monday, April 27, 1998. If our stock transfer agent has not received your proxy card with your voting instructions for your Plan Shares by the close of business on April 27, 1998, the Plan Shares will be voted by the Trustee of the Plans at the instruction of the Plan Committees, in the Committees' discretion.

     A very high percentage of our shareholders hold their stock in street names, which means that the shares are registered in their brokers' names rather than in the shareholders' names. If you want to vote your street-name shares personally, you must contact your broker directly in order to obtain a proxy issued to you by your broker. A broker letter that identifies you as a shareholder is not the same thing as a broker-issued proxy. If you fail to bring a broker-issued proxy to the meeting, you will not be able to vote your broker-held shares at the Annual Meeting.

     We urge you to mail your proxy card to our stock transfer agent as promptly as possible using the envelope provided. Please mail your proxy card whether or not you plan to attend the May 1 meeting. Giving your proxy will not affect your right to vote the shares you hold in your own name (excluding Plan Shares) if you decide to attend the meeting.


                                       Sincerely,

                                       /s/ James O. Edwards

                                       James O. Edwards
April 8, 1998                          Chairman and Chief Executive Officer

================================================================================
                          NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
================================================================================


To the Shareholders of ICF Kaiser International, Inc.:

     The 1998 Annual Meeting of Shareholders of ICF Kaiser International, Inc. (the "Company") will be held at the Company's headquarters, 9300 Lee Highway, Fairfax, Virginia 22031-1207, on Friday, May 1, 1998, at 9:00 a.m., Eastern Daylight Time, for the following purposes:

     1. to elect four (4) directors, each for a three-year term expiring at the 2001 Annual Meeting of Shareholders, and until their successors are duly elected;

     2. to approve the appointment of Coopers & Lybrand L.L.P. as the Company's independent public accountants for the fiscal year ending December 31, 1998; and

     3. to act on such other matters as may properly come before the meeting or any adjournment thereof.

     A proxy card is included with this Proxy Statement and Annual Report mailing. In accordance with the Company's Amended and Restated By-laws, the Board of Directors has fixed the close of business on Wednesday, March 11, 1998, as the record date for the determination of shareholders entitled to notice of and to vote at the 1998 Annual Meeting of Shareholders and at any adjournment thereof. The reverse side of the proxy card shows the number of shares of ICF Kaiser International, Inc. Common Stock, par value $0.01 per share (the "Common Stock") that you own in your own name as of March 11, 1998.

     If you are a participant in the ICF Kaiser International, Inc. Employee Stock Ownership Plan, Section 401(k) Plan, or Retirement Plan (the "Plan"), the reverse side of your proxy card will show the number of shares allocated to you under these Plans (the "Plan Shares") as of December 31, 1997. Please note the following: your proxy card must be received by the Company's stock transfer agent before the close of business on Monday, April 27, 1998, in order for you to vote your Plan Shares. Using the enclosed postage-paid, addressed envelope, you are responsible for mailing your proxy card in sufficient time for it to be received by the Company's stock transfer agent before the close of business on April 27, 1998. If the Company's stock transfer agent has not received your proxy card with your voting instructions for your Plan Shares by close of business on April 27, 1998, your Plan Shares will be voted by the Trustee for these three Plans at the instruction of the Plan Committees, in their discretion.

     Your proxy is important. Even if you hold only a few shares, and whether or not you expect to attend the Annual Meeting in person, you are requested to date, sign, and mail the proxy card you receive in the postage-paid envelope that is provided. If you wish to have someone other than the persons named on the enclosed proxy card vote for you, you may cross out their names on your proxy card and insert the name of another person who will be at the meeting.
You then must give your signed proxy card to that person, otherwise he or she cannot vote on your behalf at the meeting. You may revoke your proxy at any time by mailing a second (or subsequent) proxy card to the Company's stock transfer agent for receipt prior to the close of business on April 27, 1998 (for Plan Shares), prior to the meeting (for all other shares), or by voting on the ballot provided to shareholders at the meeting (other than Plan Shares). The giving of your proxy will not affect your right to vote the shares you hold in your own name (other than Plan Shares) if you decide to attend and vote at the meeting.

     This notice is given pursuant to direction of the Board of Directors.



                                    /s/ Paul Weeks, II
Fairfax, Virginia                   Paul Weeks, II
April 8, 1998                       Senior Vice President, General Counsel and
                                       Secretary

                               Table of Contents

                                                                                        Page
NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

PROXY STATEMENT.........................................................................  1

     1. Election of four (4) directors, each to a three-year term expiring at the 2001
        Annual Meeting of Shareholders, and until their successors are duly elected

     2. Approval of Coopers & Lybrand L.L.P. as the Company's independent public accountants for the fiscal year ending December 31, 1998

VOTING SECURITIES OF THE COMPANY AND CERTAIN SHAREHOLDINGS..............................  1

ELECTION OF DIRECTORS...................................................................  4

     Nominees for Election to the Board of Directors
     Directors Continuing in Office
     Information Regarding the Board of Directors

COMPENSATION & HUMAN RESOURCES COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION...........  9

AGREEMENTS AND TRANSACTIONS WITH CERTAIN DIRECTORS AND NOMINEES.........................  10

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE.................................  11

APPROVAL OF APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS...............................  11

EXECUTIVE COMPENSATION..................................................................  12

AGREEMENTS AND TRANSACTIONS WITH EXECUTIVE OFFICERS NAMED
  IN THE SUMMARY COMPENSATION TABLE
    (Two of whom also are Directors)....................................................  16

AGREEMENTS AND TRANSACTIONS WITH OTHER EXECUTIVE OFFICERS
    (One of whom also is a Director)....................................................  17

STOCK PERFORMANCE GRAPHS................................................................  18

COMPENSATION & HUMAN RESOURCES COMMITTEE REPORT ON EXECUTIVE COMPENSATION...............  20

OTHER MATTERS...........................................................................  23

     A copy of the Company's Annual Report to the Securities and Exchange Commission (SEC) on Form 10-K for the year ended December 31, 1997, will be sent without charge to any shareholder of record or beneficial owner of shares of the Company's Common Stock upon receipt of a written request addressed to: Paul Weeks, II, Senior Vice President, General Counsel and Secretary, ICF Kaiser International, Inc., 9300 Lee Highway, Fairfax, Virginia 22031. Provided with the copy of the Report will be a list of the exhibits to the Report filed with the SEC by the Company. Any such exhibits will be provided to any ICF Kaiser shareholder upon payment of the cost noted next to each exhibit on the list.

================================================================================
                                PROXY STATEMENT
================================================================================

     This Proxy Statement is furnished to shareholders of ICF Kaiser International, Inc. (the "Company") in connection with the solicitation of proxies for use at the Annual Meeting of Shareholders of the Company to be held on Friday, May 1, 1998, at the time and place and for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders. The record date for determining shareholders entitled to vote at the Annual Meeting is March 11, 1998 (the "Record Date").

     A proxy card is included with this Proxy Statement and Annual Report mailing, and your proxy is solicited by the Board of Directors of the Company. The reverse side of this proxy card shows the number of shares of Common Stock that you own in your own name. As explained in the accompanying notice, you must mail your proxy card in sufficient time for it to be received by the Company's stock transfer agent before the close of business on Monday, April 27, 1998, in order for you to vote any Plan Shares shown on the proxy card. If the Company's transfer agent has not received your proxy card with your voting instructions for your Plan Shares by the close of business on April 27, 1998, your Plan Shares will be voted by the Trustee for these three Plans at the instruction of the Plan Committees, in their discretion.

     Please complete and sign the enclosed proxy card and return it to the Company as soon as possible. If you change your mind after you return your proxy card, you can revoke it at any time, including at the May 1 meeting, with respect to your shares of record but not with respect to the Plan Shares.
Unless a proxy is revoked, all proxy cards that are properly executed and received at or prior to the meeting will be voted in accordance with what is written on the cards. Unless a contrary instruction is indicated in the proxy card, or if the proxy card is properly executed but the voting "boxes" are left blank, it will be voted FOR the election of directors as nominated, FOR approval of the appointment of Coopers & Lybrand L.L.P., and in the discretion of the person(s) named as the proxy if any other business properly comes before the meeting.

     The Annual Report of the Company for the year ended December 31, 1997 (including financial statements), the Notice of Annual Meeting, this Proxy Statement, and the enclosed proxy card initially were mailed in a single envelope to shareholders on or about April 8, 1998. The Company has borne the cost of preparing, assembling, and mailing these items. Directors, officers, and employees of the Company may solicit proxies on behalf of the Company by telephone and personal interview without special compensation.

     The Company will deliver copies of the Annual Report to Shareholders and proxy material to brokerage firms and other custodians, nominees, and fiduciaries for forwarding to beneficial owners of the Company's Common Stock. The Company will reimburse those brokerage firms, custodians, nominees, and fiduciaries for their expenses in connection with forwarding these materials.


================================================================================
          VOTING SECURITIES OF THE COMPANY AND CERTAIN SHAREHOLDINGS
================================================================================

     The only class of the Company's capital stock that is issued, outstanding, and entitled to vote at the Annual Meeting as of the Record Date is the Company's Common Stock. There were 23,222,424 shares of Common Stock issued and outstanding as the Record Date. This number includes 531,250 shares that are held in escrow subject to certain earn-out conditions in connection with a 1995 acquisition. Between the Record Date (March 11, 1998) and the date of this Proxy Statement (April 8, 1998), the Company retired 6,593 shares of Common Stock. Accordingly, there are 23,215,831 shares of Common Stock entitled to vote at the Annual Meeting, each share of which is entitled to one vote. This number does not include 1,500,000 shares that were issued after the Record Date in connection with an acquisition that closed on March 17, 1998.

     The Amended and Restated By-laws of the Company require that the holders of a majority in voting amount of the issued and outstanding shares of the Company entitled to vote at the Annual Meeting of Shareholders be present in person or represented by proxy in order for a quorum to exist for the transaction of business at that meeting. Assuming that such a quorum is present for the May 1, 1998, meeting, a plurality of shares voted at the meeting, in person or by proxy, will determine the election of the directors. A majority of shares voted at the meeting, in person or by proxy, will determine whether the appointment of Coopers & Lybrand L.L.P is approved. Abstentions and broker non-votes will be counted as present for the purpose of computing the quorum, but will not be counted as affirmative votes.

     The following table sets forth information as of the March 11, 1998, Record Date regarding each person known by the Company to beneficially own 5% or more
of the outstanding Common Stock of the Company.   A person is deemed to be a
beneficial owner of the Company's Common Stock if that person has voting or investment power (or voting and investment powers) over any shares of Common Stock as of the Record Date or has the right to acquire such shares pursuant to exercisable options or warrants within 60 days from the Record Date.

==================================================================================================
   Name and Address of Beneficial Owners      Amount and Nature of Beneficial      Percent of
           of More Than 5% of the             Ownership of Shares of              Common Stock
        Common Stock of the Company           Common Stock of the Company        of the Company
==================================================================================================
    Cowen and Company; Cowen Incorporated;
    Joseph M. Cohen; Jarrod M. Cohen                 2,449,200 (a)                     10.55 %
    Financial Square
    New York, NY  10005-3597
--------------------------------------------------------------------------------------------------
    ICF Kaiser International, Inc.
    Employee Stock Ownership Plan                    1,680,178 (b)                      7.24 %
    c/o Vanguard Fiduciary Trust Company
    200 Vanguard Blvd.
    Malvern, PA  19355
--------------------------------------------------------------------------------------------------
    State of Wisconsin Investment Board
    P.O. Box 7842                                    2,092,200 (c)                      9.01 %
    Madison, WI  53707
--------------------------------------------------------------------------------------------------
    Tennenbaum & Co., LLC;
    Michael E. Tennenbaum                            2,100,000 (d)                      9.04 %
    1999 Avenue of the Stars
    Los Angeles, CA  90067
==================================================================================================

(a) The information with respect to the shares of Common Stock beneficially owned by Cowen and Company, Cowen Incorporated, Joseph M. Cohen, and Jarrod
     M. Cohen is based on information from Mr. Jarrod Cohen, managing director of Cowen and Company, and is current as of the March 11, 1998, Record Date. Mr. Joseph Cohen is an individual who may be deemed to control Cowen Incorporated.
(b) Share amount stated as of December 31, 1997. All of the shares of Common Stock held by the Employee Stock Ownership Plan ("ESOP") are allocated to individual ESOP participants' accounts and can be voted by those participants. The members of the ESOP Plan Committee are James O. Edwards, Michael K. Goldman, and Marcy A. Romm. The ESOP Plan Committee has investment power over all of the shares of Common Stock held by the ESOP. Each ESOP Plan Committee member disclaims beneficial ownership of the shares of Common Stock held by the ESOP. The individual shareholdings of Mr. Edwards are shown on page 3 of this Proxy Statement. Mr. Goldman beneficially owns 121,780 shares of Common Stock, 36,051 of which are shares that may be acquired within 60 days of the Record Date upon the exercise of stock options. Ms. Romm beneficially owns 38,004 shares of Common Stock, 16,913 of which are shares that may be acquired within 60 days of the Record Date upon the exercise of stock options. The ESOP Plan Committee's address is 9300 Lee Highway, Fairfax, VA 22031.
(c) The information with respect to the shares of Common Stock beneficially owned by the State of Wisconsin Investment Board is based on a Report on
     Schedule 13G, Amendment No. 6 dated January 20, 1998, which was filed with the SEC reporting share ownership information as of December 31, 1997.
(d) The information with respect to the shares of Common Stock beneficially owned by Tennenbaum & Co., LLC and Michael E. Tennenbaum is based on a Report on Schedule 13D dated December 19, 1997, which was filed with the SEC reporting share information as of December 18, 1997. This information also is current as of the Record Date.

     The following table sets forth information regarding the beneficial ownership of shares of Common Stock of the Company by each nominee for director, by all directors continuing in office, by current executive officers named in the Summary Compensation Table on page 12 of this Proxy Statement, and by all directors and current executive officers as a group. The information set forth below is current as of the March 11, 1998, Record Date, except that information with respect to ownership of shares of Common Stock in the Company's Employee Stock Ownership Plan, Section 401(k) Plan, and Retirement Plan is current as of December 31, 1997.

===================================================================================================
                Certain Beneficial Owners             Amount and Nature               Percent of
                of Shares of Common Stock         of Beneficial Ownership            Common Stock
                of the Company as of the            of Shares of Common             of the Company
               March 11, 1998 Record Date          Stock of the Company             (*Less than 1%)
===================================================================================================
(i) Nominees for Director
---------------------------------------------------------------------------------------------------
       James O. Edwards                                        514,885  (a)            2.21%
       Maynard H. Jackson, Jr.                                  15,709  (b)              *
       Keith M. Price                                            9,709  (c)              *
       Michael E. Tennenbaum                                  2,100,000 (d)            9.04%
---------------------------------------------------------------------------------------------------
(ii) Directors Continuing in Office
---------------------------------------------------------------------------------------------------
       Kenneth L. Campbell                                      45,856 (e)               *
       Tony Coelho                                              23,709 (f)               *
       Thomas C. Jorling                                        15,709 (g)               *
       Hazel R. O'Leary                                          9,709 (h)               *
       James T. Rhodes                                               0                   *
       Marc Tipermas                                           340,823 (i)             1.46%
       [Reserved] (j)
---------------------------------------------------------------------------------------------------
(iii) Current Executive Officers Named in the Summary Compensation Table
---------------------------------------------------------------------------------------------------
       James O. Edwards                                        514,885 (a)             2.21%
         Chairman and Chief Executive Officer
       Michael F. Gaffney                                       40,064 (k)               *
         Executive Vice President
       Sudhakar Kesavan                                         50,581 (l)               *
         Executive Vice President
       Marc Tipermas                                           340,823 (i)             1.46%
         President and Chief Operating Officer
       David Watson                                            105,196 (m)               *
         Executive Vice President
---------------------------------------------------------------------------------------------------
(iv) All Directors and Current Executive Officers
       as a Group (18 Persons)                               3,481,458 (n)            14.69%
===================================================================================================

(a) Mr. Edwards' share ownership includes 2,894 shares allocated to his ESOP account, 2,516 shares allocated to his Section 401(k) Plan account, 74,042 shares allocated to his Retirement Plan account, and 122,500 shares that may be acquired within 60 days of the Record Date upon the exercise of stock options. Mr. Edwards also owns 312,933 other shares. Mr. Edwards is a member of the ESOP, Retirement Plan and Section 401(k) Plan Committees; as such, as of December 31, 1997, he has shared investment and voting power over 1,680,178 shares and 862,480 shares held by the ESOP and the Retirement Plan, respectively, and shared voting power over 368,934 shares held by the Section 401(k) Plan. Mr. Edwards disclaims beneficial ownership of the shares held in these three Plans.
(b) Mr. Jackson's share ownership includes 6,000 shares that may be acquired within 60 days of the Record Date upon the exercise of stock options. Mr. Jackson has 9,709 Phantom Stock Units which are fully described on pages 8-9 of this Proxy Statement.
(c) Mr. Price has 9,709 Phantom Stock Units which are fully described on pages 8-9 of this Proxy Statement.
(d) Mr. Tennenbaum is the Managing Member of and may be deemed to control Tennenbaum & Co., LLC, which owns 2,100,000 shares of Common Stock.
(e) Mr. Campbell's share ownership includes 4,070 shares allocated to his ESOP account, 1,786 allocated to his Retirement Plan account, and no shares that may be acquired within 60 days of the Record Date upon the exercise of options. Mr. Campbell also owns 40,000 other shares.

(f) Mr. Coelho's share ownership includes 12,000 shares that may be acquired within 60 days of the Record Date upon the exercise of stock options. He also owns 2,000 other shares. Mr. Coelho has 9,709 Phantom Stock Units which are fully described on pages 8-9 of this Proxy Statement.
(g) Mr. Jorling's share ownership includes 6,000 shares that may be acquired within 60 days of the Record Date upon the exercise of stock options. Mr. Jorling has 9,709 Phantom Stock Units which are fully described on pages 8-9 of this Proxy Statement.
(h) Mrs. O'Leary has 9,709 Phantom Stock Units which are fully described on pages 8-9 of this Proxy Statement.
(i) Dr. Tipermas' share ownership includes 7,988 shares allocated to his ESOP account, 16,335 shares under the Retirement Plan, and 131,600 shares that may be acquired within 60 days of the Record Date upon the exercise of stock options. He also owns 184,900 other shares.
(j) A position as a member of the Board of Directors has been reserved for Mr. Jarrod Cohen as described more fully on pages 10-11 of this Proxy Statement.
(k) Mr. Gaffney's share ownership includes 589 shares allocated to his Retirement Plan account and 38,475 shares that may be acquired within 60 days of the Record Date upon the exercise of options. Mr. Gaffney also owns 1,000 other shares.
(l) Mr. Kesavan's share ownership includes 4,339 shares allocated to his ESOP account, 2,058 allocated to his Retirement Plan account, and 20,621 shares that may be acquired within 60 days of the Record Date upon the exercise of options. Mr. Kesavan also owns 23,563 other shares.
(m)  Mr. Watson's share ownership includes 23,396 shares allocated to his
     Section 401(k) Plan account and 36,200 shares that may be acquired within 60 days of the Record Date upon the exercise of stock options. He also owns 45,600 other shares.
(n) This total includes 36,582 shares allocated to ESOP accounts, 26,114 shares in Section 401(k) Plan accounts, 103,191 shares allocated to individuals under the Retirement Plan or held in directed investment accounts under the Retirement Plan, 480,586 shares that may be acquired within 60 days of the Record Date upon the exercise of stock options, and 2,834,985 other shares.


================================================================================
                             ELECTION OF DIRECTORS
================================================================================

     The Board of Directors currently consists of the following nine directors. As described in more detail below, the Board of Directors is nominating Mr. Michael E. Tennenbaum for election to a three-year term ending at the 2001 Annual Meeting of Shareholders, and until his successor is duly elected. Also as described in more detail below, the Board of Directors has agreed to elect Mr. Jarrod M. Cohen to a term ending at the 2000 Annual Meeting of Shareholders, and until his successor is duly elected.

                                               Term to Expire

               James O. Edwards                     1998
               Maynard H. Jackson, Jr.              1998
               Keith M. Price                       1998

               Kenneth L. Campbell                  1999
               Thomas C. Jorling                    1999
               Hazel R. O'Leary                     1999


               Tony Coelho                          2000
               James T. Rhodes                      2000
               Marc Tipermas                        2000
               [Reserved]                           2000


     Accepting the recommendation of its Nominating Committee, the Board of Directors has nominated current directors Messrs. Edwards, Jackson, and Price for election to a three-year term ending at the Annual Meeting of Shareholders in the year 2001, and until their successors are duly elected. In addition, the Board of Directors has nominated Mr. Michael E. Tennenbaum for election to a three-year term ending at the Annual Meeting of Shareholders in the year 2001, and until his successor is duly elected. Mr. Tennenbaum is the Managing Member of

Tennenbaum & Co., LLC, one of the Company's significant shareholders. An agreement between Mr. Tennenbaum and the Company is described on page 10 of this Proxy Statement.

     On March 13, 1998, the Company agreed that, upon receipt of a written request from Mr. Jarrod M. Cohen at any time between July 1 and December 31, 1998, the Company would enlarge the class of directors whose terms expire at the 2000 Annual Meeting of Shareholders and elect Mr. Cohen to fill the resulting vacancy.

     Mr. Cohen, 31, has been the Managing Director, head of Proprietary Investing, and head of Risk Management for Cowen and Company since April 1996. Previously, from September 1989 until April 1996, Mr. Cohen was the Portfolio Manager for the Cowen Opportunity Fund and Co-head of Cowen Small Cap Approach. Cowen and Company is one of the Company's significant shareholders. Mr. Cohen has informed the Company that as of March 11, 1998, a total of 2,449,200 shares of Common Stock are beneficially owned by Cowen and Company, Cowen Incorporated, and Joseph M. Cohen, an individual who may be deemed to control Cowen Incorporated. Mr. Cohen has informed the Company that as of March 11, 1998, he has sole voting power and sole investment power as to 46,000 shares of Common Stock and shared voting power and shared investment power as to 2,403,200 shares of Common Stock. An agreement between Mr. Cohen and the Company is described on pages 10-11 of this Proxy Statement.


NOMINEES FOR ELECTION TO THE BOARD OF DIRECTORS

EACH FOR A THREE-YEAR TERM EXPIRING AT THE 2001 ANNUAL MEETING OF SHAREHOLDERS

     James O. Edwards, 54, has been Chairman of the Board and Chief Executive Officer of ICF Kaiser International, Inc. since 1987. He also was President of ICF Kaiser International, Inc. from 1987 to 1990. In 1974, he joined ICF Incorporated, the predecessor of ICF Kaiser International, Inc. and was its Chairman and Chief Executive Officer from 1986 until the 1987 establishment of ICF Kaiser International, Inc. Mr. Edwards graduated from Northwestern University (B.S.I.E.) and Harvard University (M.B.A., High Distinction, George
F. Baker Scholar).

     Maynard H. Jackson, Jr., 60, has been Chairman/CEO of Jackson Securities Incorporated, an investment banking firm, since 1994. Mr. Jackson returned to private business in 1994 after completing his third term as mayor of Atlanta.
He had served three terms as mayor, from 1974 to 1982 and again from 1990 to 1994. From 1982 to 1990, Mr. Jackson was a managing partner in public finance with the law firm of Chapman and Cutler; he also managed his own law firm from 1970 to 1974. Mr. Jackson is a Trustee of Morehouse College, Founder/Chairman Emeritus of the National Association of Securities Professionals (NASP), and Founder/Chairman/Principal Teacher of the Maynard Jackson Youth Foundation. Mr. Jackson has been a Director of ICF Kaiser International, Inc. since 1995. Mr. Jackson graduated from Morehouse College (B.A.) and the School of Law at North Carolina Central University (J.D.).

     Keith M. Price, 61, has been a consultant to various U.S. and international engineering and construction companies since 1994. From 1991 to 1994, he was first Managing Director of Transportation Systems and Engineering and then Managing Director of Operations for Transmanche-Link, a joint venture of ten major European contractors that held a contract to design, manufacture, and construct the tunnel transportation for the Chunnel, an $11 billion project that
links England to France.   Prior to his positions with Transmanche-Link, Mr.
Price had a 27-year career with Morrison-Knudsen where he held a number of senior management positions and was a director. Mr. Price has been a Director of ICF Kaiser International, Inc. since May 1997. Mr. Price graduated from Pepperdine University (M.B.A.).

     Michael E. Tennenbaum, 61, has been the Managing Member of Tennenbaum & Co., LLC since June 1996. Mr. Tennenbaum also is currently the Chief Executive of Tennenbaum Securities, LLC, and he has held this position since May 1997. Previously, from February 1993 until June 1996, Mr. Tennenbaum was a Senior Managing Director of Bear, Stearns & Co., Inc. In addition, Mr. Tennenbaum was previously a member of the Board of Directors of Bear, Stearns & Co., Inc. and also held the position of Vice Chairman, Investment Banking. Mr. Tennenbaum's responsibilities at Bear, Stearns & Co., Inc. included managing the firm's Risk Arbitrage, Investment Research, and Options Departments. Mr. Tennenbaum has served on the Boards of Directors of Arden Group, Inc.; Bear, Stearns &

Co., Inc.; Jenny Craig, Inc.; Sun Gro Horticulture, Inc.; and Tosco Corporation. Mr. Tennenbaum graduated from the Georgia Institute of Technology (B.S.I.E.) and Harvard University (M.B.A., with Distinction).

DIRECTORS CONTINUING IN OFFICE

TERM EXPIRING IN 1999

     Kenneth L. Campbell, 41, has been Executive Vice President and Chief Financial Officer of ICF Kaiser International, Inc. since July 1997. From July 1996 through June 1997, Mr. Campbell was Chief Operating Officer of Perseus, an international merchant bank based in Washington, D.C. He previously was employed by ICF Kaiser from 1988 through June 1996, holding a variety of senior management positions, including Senior Vice President and Treasurer (1994-1996) and Senior Vice President for Corporate Development (1993-1994). Mr. Campbell first worked for the Company in 1980 as an economic consultant, rejoining the Company in 1988 to assist with the acquisition of ICF Kaiser Engineers, Inc. Mr. Campbell has been a Director of ICF Kaiser International, Inc. since May 1997. Mr. Campbell graduated from Wesleyan University (B.A.) and the University of Pennsylvania, Wharton Graduate School of Finance (M.B.A., with Distinction).

     Thomas C. Jorling, 57, has been Vice President, Environmental Affairs, of International Paper Company since 1994. Mr. Jorling was the Commissioner of the New York State Department of Environmental Conservation from 1987 to 1994.
Prior to that, Mr. Jorling was a professor of environmental studies and director of the center for environmental studies at Williams College in Massachusetts.
In addition, Mr. Jorling served from 1977 to 1979 as Assistant Administrator for Water and Hazardous Material at the U.S. Environmental Protection Agency. Mr. Jorling has been a Director of ICF Kaiser International, Inc. since 1995. Mr. Jorling graduated from the University of Notre Dame (B.S.), Washington State University (M.S.), and Boston College (LL.B.).

     Hazel R. O'Leary, 60, has been Chairman of the firm of O'Leary Associates, Inc. since she left her position as Secretary of the Department of Energy (DOE)
in January 1997.   President Clinton selected Mrs. O'Leary to be the Secretary of Energy in December 1992, and she assumed her duties in January 1993. During her four-year tenure as Secretary, Mrs. O'Leary effectively downsized DOE's number of employees by 27 percent and its budget by $10 billion over five years and focused all of DOE's activities around five areas: science and technology, national security, energy research, environmental quality, and economic productivity. Immediately before her appointment as Secretary of Energy, Mrs. O'Leary was president of the wholly owned natural gas subsidiary of Northern States Power (NSP), a $2 billion diversified utility holding company headquartered in Minneapolis; she had been executive vice president of the
holding company from 1989 to 1992.   Mrs. O'Leary has over 25 years of
experience in sustainable energy policy and large project development. She has been a Director of ICF Kaiser International, Inc. since March 1997. She also currently serves on the Board of Directors of AES Company, the global power company, and on the non-profit Boards of Africare, Morehouse College (Atlanta), and The Keystone Center where she chairs the Energy Policy Group. Mrs. O'Leary graduated from Fisk University (B.A.) and Rutgers University Law School (J.D.).

TERM EXPIRING IN 2000

     Tony Coelho, 55, former Congressman and Majority Whip of the U.S. House of Representatives, is a consultant to Tele-Communications, Inc. and Chairman of the Board of International Thoroughbred Breeders, Inc. From October 1995 to September 1997, he served as Chairman and CEO of ETC w/tci, Inc., an education and training technology company. From 1989 to June 1995, Mr. Coelho was a Managing Director of the New York investment banking firm Wertheim Schroder & Company, and from 1990 to June 1995 he also served as President and CEO of Wertheim Schroder Investment Services. Mr. Coelho has been a Director of ICF Kaiser International, Inc. since 1990. In addition, he is a director of Service Corporation International, Cyberonics, Inc., Kistler Aerospace Corporation, AutoLend Group, Inc., and TEI, Inc. He is also a member of Fleishman-Hillard, Inc.'s international advisory board. Since his appointment by President Clinton in 1994, Mr. Coelho has served as Chairman of the President's Committee on Employment of People with Disabilities. Mr. Coelho represented California's Central Valley in Congress from 1979 to 1989.

     James T. Rhodes, 56, has been the Chairman and Chief Executive Officer of the Institute of Nuclear Power Operations (INPO) since March 1998. INPO is a nonprofit corporation established by the nuclear utility industry in 1979 to promote the highest levels of safety and reliability in the operation of nuclear electric generating plants. Dr. Rhodes retired as President and Chief Executive Officer of Virginia Power in August 1997. He joined Virginia Power in 1971 as a nuclear physicist and held increasingly responsible positions throughout that company. In 1985 he became senior vice president-power operations and in 1988, senior vice president-finance; in 1989 he was elected President and CEO. Prior to joining Virginia Power, Dr. Rhodes worked as a project engineer in the U.S. Army Nuclear Power Program from 1964 to 1968. Prior to his retirement from Virginia Power, Dr. Rhodes was a director of the Edison Electric Institute, NationsBank, N.A., the Nuclear Energy Institute, the Southeastern Electric Exchange, and Virginia Power. Dr. Rhodes has been a Director of ICF Kaiser International, Inc. since February 1998. Dr. Rhodes graduated from North Carolina State University (B.S.), Catholic University (M.S.), and Purdue University (Ph.D., Atomic Energy Commission Fellow).

     Marc Tipermas, 50, has been President and Chief Operating Officer of ICF Kaiser International, Inc. since April 1997. He had been Executive Vice President and Director of Corporate Development for the Company from 1993 to 1997 and held senior management positions in several of ICF Kaiser's operating subsidiaries since joining the Company in 1981. From 1977 to 1981, Dr. Tipermas was employed by the U.S. Environmental Protection Agency where he was the Director of the Superfund Policy and Program Management Office from 1980 to 1981. Prior to joining EPA, he was Assistant Professor of Political Science at the State University of New York at Buffalo from 1975 to 1977. Dr. Tipermas has been a Director of ICF Kaiser International, Inc. since 1993. Dr. Tipermas graduated from the Massachusetts Institute of Technology (S.B.) and Harvard University (A.M., Ph.D.).


INFORMATION REGARDING THE BOARD OF DIRECTORS

     The Board of Directors is responsible for the overall affairs of the Company. During the year ended December 31, 1997, the Board of Directors held four meetings. All Directors attended at least 75% of the 1997 meetings of the Board of Directors and its Committees he or she was eligible to attend.

     To assist the Board of Directors in carrying out its responsibilities, the Board has delegated certain authority to several permanent committees, the membership and duties of which are as follows.

========================================================================================================
                                  Committees of the Board of Directors
--------------------------------------------------------------------------------------------------------
                                        Compensation       Corporate
Executive                 Audit       & Human Resources   Development        Finance         Nominating
Committee               Committee         Committee        Committee        Committee        Committee
--------------------------------------------------------------------------------------------------------
Mr. Edwards,          Mr. Jorling,    Mr. Coelho,        Dr. Tipermas,  Mr. Campbell,       Mr. Jackson,
   Chairman              Chairman        Chairman           Chairman       Chairman            Chairman
Mr. Coelho            Mr. Campbell *  Mr. Edwards *      Mr. Jackson    Mr. Edwards         Mr. Coelho
Mr. Jackson           Mr. Edwards *   Mr. Jorling        Mr. Jorling    [Position reserved  Mr. Edwards
Mr. Jorling           Mrs. O'Leary    Mrs. O'Leary       Mrs. O'Leary   for  Outside
Mr. Price             Mr. Price                          Mr. Price      Director]
Dr. Tipermas
========================================================================================================

*  Non-voting, ex-officio member with right to attend the Committee meetings.

     Executive Committee.   The Executive Committee, except as limited by
Delaware law, may exercise any of the powers and perform any of the duties of the Board of Directors. It has the full authority to act on behalf of the Board of Directors. There was one meeting of the Executive Committee during 1997; it also acted by written consent in lieu of meetings of the Committee.

     Audit Committee. The Audit Committee reviews the financial statements of the Company and other financial matters with the Company's independent public accountants and, when appropriate, reviews future Company transactions with related parties that raise the possibility of a conflict of interest. All voting members of the Audit

Committee are disinterested directors as required by the rules of the New York Stock Exchange on which the Company's Common Stock is traded. The Audit Committee met once in 1997.

     Compensation & Human Resources Committee. The Compensation & Human Resources Committee (a) reviews and approves (or recommends to the entire Board of Directors) the annual salary, bonus, and other benefits (direct and indirect) of the Chief Executive Officer, executive officers, and other designated members of management; (b) reviews and submits to the full Board recommendations concerning, and amendments to, new executive compensation or stock plans; (c) establishes, and periodically reviews, the Company's policies in the area of management perquisites; (d) administers the Company's employee benefit and stock plans to the extent such plans require Board of Directors involvement; (e) establishes, and periodically reviews, the Company's policies in the areas of human resources, EEO, labor relations, and diversity; and (f) determines, when appropriate, whether indemnification of officers, directors and/or employees should be provided in particular cases. The Compensation & Human Resources Committee met two times in 1997; it also acted by written consent in lieu of meetings of the Committee.

     Corporate Development Committee. The Corporate Development Committee coordinates the Company's marketing activities. The members of the Corporate Development Committee informally discussed the Company's marketing and business development efforts throughout 1997, but did not formally meet or act as a committee in 1997.

     Finance Committee. The Finance Committee was created in 1997 and reviews the Company's financing, acquisition, and investment activities. During 1997, the Finance Committee members reviewed the Company's restated bank agreement and recommended to the Board of Directors that the Company enter into the amended and restated agreement. The members also reviewed a number of potential acquisitions, but did not formally meet as a Committee in 1997; the committee acted by written consent in lieu of meetings of the Committee.

     Nominating Committee. The Nominating Committee (a) develops the criteria for Board membership, (b) proposes to the Board of Directors nominees who meet the criteria for Board membership to fill vacancies on the Board of Directors as they occur, (c) applies the criteria for Board membership to incumbent directors in advance of the time when a director would otherwise be expected to be nominated for re-election, (d) subject to compliance with state law, recommends removal of directors in those unusual circumstances where removal may be warranted prior to expiration of a director's term of office, and (e) considers and recommends to the Board of Directors the types, functions, and membership of Board committees. The Nominating Committee will consider candidates for director recommended by shareholders, if the recommendations are submitted in writing to the Secretary of the Company. The procedures and time periods for submitting such recommendations are explained on page 23 of this Proxy Statement. In 1997, the Nominating Committee acted at one meeting of the entire Board; it also acted by written consent in lieu of meetings of the Committee.

Compensation of Non-employee Directors effective March 1, 1997

     Directors who are not employees of the Company ("Non-employee Directors") are paid $1,000 for attendance at each meeting of the Board of Directors; they are paid $1,000 for attendance at each meeting of a committee of the Board of Directors of which the Director is a member. In addition, each Non-employee Director receives an annual retainer of $20,000, payable in advance in quarterly installments, and is reimbursed for his or her expenses incurred in connection with his or her Board service. Directors of the Company who are employees of the Company are not compensated separately for their service as Directors.

     On February 28, 1997, the Board of Directors adopted the ICF Kaiser International, Inc. Non-employee Directors Compensation and Phantom Stock Plan, which provides for the cash compensation discussed in the preceding paragraph. In addition, in lieu of option grants under the Non-employee Directors Stock Option Plan adopted in 1991, each Non-employee Director of the Company is granted a Phantom Stock Award ("PSA") equal to $20,000 worth of Common Stock on the date of grant; the date of grant is the date of the annual board meeting which occurs immediately following the conclusion of the Annual Meeting of Shareholders. Three years after the PSA grant, the Company will pay each Non-employee Director in cash the value of the shares to which the PSA relates. The number of shares of Common Stock to which the PSA relates will be determined using the average closing prices of the Common Stock for the 20 trading days immediately prior to the date of grant. The same method will be used to determine the value of the phantom stock as of the date of the cash payout.

     On May 2, 1997, the Non-employee Directors were awarded the following Phantom Stock Units under the ICF Kaiser International, Inc. Non-employee Directors Compensation and Phantom Stock Plan:

==========================================================================================================================
                                                                  Per Share Price
                                      Total Value of              (20-trading day          Total Number of
                                     Common Stock on                average at              Phantom Stock        Date of
       Non-employee Director          Date of Grant                 May 1, 1997)            Units Granted      Cash Payout
==========================================================================================================================
Tony Coelho                                  $20,000                            $2.06           9,709          May 5, 2000
--------------------------------------------------------------------------------------------------------------------------
Maynard H. Jackson, Jr.                      $20,000                            $2.06           9,709          May 5, 2000
--------------------------------------------------------------------------------------------------------------------------
Thomas C. Jorling                            $20,000                            $2.06           9,709          May 5, 2000
--------------------------------------------------------------------------------------------------------------------------
Hazel R. O'Leary                             $20,000                            $2.06           9,709          May 5, 2000
--------------------------------------------------------------------------------------------------------------------------
Keith M. Price                               $20,000                            $2.06           9,709          May 5, 2000
==========================================================================================================================

================================================================================
                   COMPENSATION & HUMAN RESOURCES COMMITTEE
                     INTERLOCKS AND INSIDER PARTICIPATION
================================================================================

     The Non-employee Directors of the Company who are voting members of the Compensation & Human Resources Committee are Tony Coelho (Chairman), Thomas C. Jorling, and Hazel R. O'Leary. The full Board of Directors has designated an employee Director of the Company, James O. Edwards (the Chairman and Chief Executive Officer of the Company), as an ex-officio, non-voting member of the Committee. SEC rules require that whenever there is insider or employee participation in compensation decisions, certain disclosures must accompany the identification of the participating insiders. The following paragraph provides the required disclosures with respect to Mr. Edwards; all transactions with Mr. Edwards were on market terms, including then-current market interest rates.

     James O. Edwards. As part of his new employment arrangement with the Company effective May 1, 1997, Mr. Edwards' outstanding indebtedness to the Company under an amended and restated promissory note dated December 31, 1994, in the amount of $1,028,066.27 was amended and restated (the "1997 Note"). The 1997 Note is in the amount of $1,179,853.92 which is the principal amount of the December 31, 1994, note plus accrued interest through the date of execution of the 1997 Note (May 1, 1997). The 1997 Note bears interest at the rate of 6.58% per year (without compounding), is secured by a pledge of 130,665 shares of the Company's Common Stock (the "Pledged Stock"), and is non-recourse to Mr. Edwards. The 1997 Note is due on December 31, 1999, with accrued interest from May 1, 1997. Also as part of his May 1997 employment arrangement, the Company loaned Mr. Edwards an additional $100,000 in consideration for Mr. Edwards' agreeing not to sell any shares of Common Stock that he owns without the prior written approval from the Compensation & Human Resources Committee of the Board of Directors. The $100,000 Note bears interest at the rate of 6.58% per year and is due on December 31, 1999, with accrued interest from May 1, 1997. The $100,000 Note is secured by the Pledged Stock and is non-recourse to Mr. Edwards. The largest aggregate amount of Mr. Edwards' indebtedness to the Company outstanding at any time since January 1, 1997, was $1,279,853.92, plus accrued interest on such sum since May 1, 1997; this also is the outstanding balance as of the March 11, 1998, Record Date. It is the Company's intention to retire the 1997 Note when the value of the Pledged Stock reaches the amount owed. Executive compensation paid to Mr. Edwards during the past three fiscal years is described beginning on page 12 of this Proxy Statement.

================================================================================
        AGREEMENTS AND TRANSACTIONS WITH CERTAIN DIRECTORS AND NOMINEES
================================================================================

     On March 13, 1998, the Company and Mr. Michael E. Tennenbaum signed an agreement pursuant to which the Company agreed to nominate, recommend, and solicit proxies for Mr. Tennenbaum's election as a Director of the Company at the May 1, 1998, Annual Meeting of Shareholders for a three-year term expiring at the 2001 Annual Meeting of Shareholders, and until his successor is duly elected. The Company and Mr. Tennenbaum agreed that during the period from March 13, 1998, to the earlier of (i) March 13, 2003, and (ii) the day after the date Mr. Tennenbaum, Tennenbaum & Co., LLC, and their affiliates cease to be the beneficial owners of any of the Company's voting securities (the "Restricted Securities"), Mr. Tennenbaum and Tennenbaum & Co., LLC (the "Tennenbaum Parties") shall not acquire, directly or indirectly, any voting securities of the Company if, following such acquisition, the Tennenbaum Parties and their affiliates would, directly or indirectly, be the beneficial owners of more than 19.5% of the total combined voting power of all issued and outstanding securities of the Company. The agreement states that the limitation set forth in the immediately preceding sentence shall not be violated if the Tennenbaum Parties and their affiliates become entitled to exercise voting power in excess of 19.5% as a result of any event or circumstance other than the acquisition by the Tennenbaum Parties or their affiliates of beneficial ownership of additional voting securities of the Company. The Company agreed not to take any action, including without limitation, any amendment to its Shareholders Rights Plan, that would prevent the Tennenbaum Parties from acquiring additional securities within the limitations set forth above. The Tennenbaum Parties agreed that they
(a) would not subject any Restricted Securities to any voting trust or voting agreement; (b) would not recruit or engage in organizing persons not nominated by the Board of Directors to oppose the Board of Directors nominated candidates in an election; (c) would not financially support a proxy contest for Board of Directors candidates to oppose the candidates nominated by the Board of Directors; (d) would not provide any material, non-public information gained in Mr. Tennenbaum's position as a Director to opposing Board candidates, except as required by law, and then only after giving notice to the Company; (e) would not join a partnership, limited partnership, syndicate or other group or otherwise act in concert with others for the purpose of acquiring, holding, voting, or disposing of voting securities of the Company; and (f) would be present, in person or by proxy, or otherwise be deemed to be present (to the extent permitted by law), at meetings for which they were given notice for the purpose of determining the presence of a quorum as such meetings. The provisions of (a) through (f) above apply during the period from March 13, 1998 to May 1, 1998, and for the period during which Mr. Tennenbaum (or another affiliate of the Tennenbaum Parties) is a member of the Board of Directors, and for a period of 90 days thereafter. It was agreed that if the Tennenbaum Parties obtained the express written consent of a majority of the directors of the Company who are not designated by the Tennenbaum Parties, then the 19.5% ownership limitation and the provisions of (a) through (f) above would not apply; it also was agreed that the provisions of (a) through (f) above would not apply if Mr. Tennenbaum is not elected as a Director of the Company on or before May 30, 1998 or if Mr. Cohen does not become a Director upon his acceptance of the unconditional and irrevocable offer described in more detail in the following paragraph of this Proxy Statement. Finally, the Company agreed to reimburse the Tennenbaum Parties for reasonable and necessary documented out-of-pocket expenses incurred by them in connection with their proposals to the Board of Directors of the Company and the potential solicitation of proxies for the election of directors of the Company, up to a maximum of $25,000.

     On March 13, 1998, the Company and Mr. Jarrod M. Cohen (for himself, Cowen and Company, Cowen Incorporated, and Joseph M. Cohen, collectively, the "Cohen Parties") signed an agreement pursuant to which the Company agreed, upon receipt of Mr. Cohen's written request at any time between July 1 and December 31, 1998, to enlarge the class of directors whose terms expire at the 2000 Annual Meeting of Shareholders and elect Mr. Cohen to fill the resulting vacancy. The Cohen Parties agreed (i) to withdraw any previous consents and agreed not to consent to be a nominee for election to the Board of Directors at the Company's 1998 Annual Meeting of Shareholders, (ii) to vote in favor of the Company-proposed nominees for election at the 1998 Annual Meeting of Shareholders, and (iii) to be present, in person or by proxy, or otherwise be deemed to be present (to the extent permitted by law) at meetings for which they were given notice for the purpose of determining the presence of a quorum at such meetings. In addition, the Cohen Parties agreed (a) not to subject any of the Company's voting securities to a voting trust or voting agreement; (b) not to solicit proxies or become a participant in a solicitation in opposition to any recommendation of the Board of Directors of the Company; (c) not to join with others or otherwise act in concert with others for the purpose of acquiring, holding, voting, or disposing of voting securities of the Company; (d) not to become, alone or in conjunction with others, an acquiring person as defined in the Company's Shareholders Rights Plan; and (e) not to dispose of any voting securities of the Company to any person who, to the knowledge of the Cohen Parties, as a result of acquiring such voting securities would become an acquiring person as defined in the Company's Shareholder Rights Plan. The provisions of (a) through (e) above apply during the period from March 13, 1998 to the later of (x) December 31, 1998 or (y) if Mr. Cohen becomes a Director of the Company, the date he or any other designee of the Cohen Parties ceases to be a member of the Board of Directors. It was agreed that if the Cohen Parties obtained the express written consent of a majority of the directors of the Company who are not designated by the Cohen Parties, then the provisions of (a) through (e) above would not apply.

     The Company's transactions with Mr. Edwards are described in the immediately preceding section of this Proxy Statement. SEC rules require that this description be contained in the section entitled "Compensation & Human Resources Interlocks and Insider Participation" because of Mr. Edwards' service on that Committee.

     The Company's employment arrangements with Mr. Campbell, Mr. Edwards, and Dr. Tipermas are described on pages 16-17 of this Proxy Statement.

     During the fiscal year ended December 31, 1997, the Company made payments not exceeding $25,000 each to two of its six outside directors pursuant to consulting services arrangements, which provide for consulting fees based on monthly or hourly rates.


================================================================================
                   SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
================================================================================

     The U.S. Securities and Exchange Commission (SEC) requires the Company to tell its shareholders when certain persons fail to report their transactions in the Company's equity securities to the SEC on a timely basis. Based upon a review of SEC Forms 3, 4, and 5, and based on representations that no Forms 3, 4, and 5 other than those already filed were required to be filed, the Company believes that all Section 16(a) filing requirements applicable to its officers, directors, and beneficial owners of more than 10% of its equity securities were timely met.


================================================================================
         APPROVAL OF THE APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS
================================================================================

     Unless otherwise indicated on any proxy, it is intended that shares represented by proxies at the Annual Meeting of Shareholders will be voted in favor of the appointment of Coopers & Lybrand L.L.P. as independent public accountants to audit the financial statements of the Company for the fiscal year ending December 31, 1998. The Board of Directors has recommended the appointment of Coopers & Lybrand L.L.P., which has acted as the independent public accountants of the Company since fiscal year 1989.

     The Company expects that representatives of Coopers & Lybrand L.L.P. will be present at the meeting and will be available to respond to appropriate questions. They will be given an opportunity to make a statement if they desire to do so.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF THE APPOINTMENT OF COOPERS & LYBRAND L.L.P. AS THE INDEPENDENT PUBLIC ACCOUNTANTS OF THE COMPANY FOR THE FISCAL YEAR ENDED DECEMBER 31, 1998. PROXIES SOLICITED BY THE BOARD OF DIRECTORS WILL BE SO VOTED UNLESS SHAREHOLDERS SPECIFY A CONTRARY CHOICE IN THEIR PROXIES.

================================================================================
                            EXECUTIVE COMPENSATION
================================================================================

     The following table shows the compensation received by the Chief Executive Officer ("CEO") and the four other most highly compensated executive officers of the Company (the "Named Executive Officers") for the three fiscal periods ended December 31, 1997. Because of the Company's fiscal year-end change, the fiscal period that ended December 31, 1995, is only a ten-month period.

===================================================================================================================
                                                    SUMMARY COMPENSATION TABLE
===================================================================================================================
                                  Annual Compensation                     Long-term Compensation
                                                                                  Awards
                     --------------------------------------------  ------------------------------------------------
   (a)        (b)       (c)            (d)               (e)            (f)               (g)               (i)
-----------------
  Name, Principal     Salary          Bonus         Other Annual     Restricted        Securities        All Other
   Position, and        ($)          ($) (a)        Compensation   Stock Award(s)  Underlying Options  Compensation
   Fiscal Period                                       ($) (b)        ($) (a)           (#) (a)             (c)
----------------     --------   -----------------   -------------  --------------  ------------------  ------------
James O. Edwards, Chairman and CEO (d)
-------------------------------------------------------------------------------------------------------------------
Fiscal 1997          $386,542                   0             (b)            0                     0       $  5,059
-------------------------------------------------------------------------------------------------------------------
Fiscal 1996          $350,000            $175,000             (b)    47,500 (d)       40,000 options       $ 13,098
-------------------------------------------------------------------------------------------------------------------
Ten-month 1995       $295,673            $167,500             (b)            0                     0       $111,938
-------------------------------------------------------------------------------------------------------------------
Michael F. Gaffney, Executive Vice President (e)
-------------------------------------------------------------------------------------------------------------------
Fiscal 1997          $239,050            $ 15,000             (b)            0        40,000 options       $  4,082
-------------------------------------------------------------------------------------------------------------------
Fiscal 1996          $197,897            $ 80,000             (b)            0         9,900 options       $ 14,893
-------------------------------------------------------------------------------------------------------------------
Ten-month 1995       $156,813            $ 45,000             (b)            0                     0       $ 12,468
-------------------------------------------------------------------------------------------------------------------
Sudhakar Kesavan, Executive Vice President (f)
-------------------------------------------------------------------------------------------------------------------
Fiscal 1997          $225,014            $ 27,000             (b)    14,515 (f)       50,000 options       $  2,512
-------------------------------------------------------------------------------------------------------------------
Fiscal 1996          $164,492            $ 72,771             (b)    28,538 (f)       56,600 options       $ 12,127
-------------------------------------------------------------------------------------------------------------------
Ten-month 1995       $120,199            $ 75,388             (b)    14,798 (f)        8,627 options       $ 11,715
-------------------------------------------------------------------------------------------------------------------
Marc Tipermas, President and Chief Operating Officer (g)
-------------------------------------------------------------------------------------------------------------------
Fiscal 1997          $336,545            $ 50,000      42,593 (b)            0                     0       $  3,805
-------------------------------------------------------------------------------------------------------------------
Fiscal 1996          $293,285            $100,000             (b)    28,463 (g)       26,400 options       $ 13,800
-------------------------------------------------------------------------------------------------------------------
Ten-month 1995       $248,942            $110,000             (b)            0                     0       $ 11,788
-------------------------------------------------------------------------------------------------------------------
David Watson, Executive Vice President (h)
-------------------------------------------------------------------------------------------------------------------
Fiscal 1997          $275,018            $ 60,000             (b)   104,832 (h)                    0       $ 80,478
-------------------------------------------------------------------------------------------------------------------
Fiscal 1996          $227,899            $115,000       8,376 (b)    18,975 (h)       94,800 options       $ 29,574
-------------------------------------------------------------------------------------------------------------------
Ten-month 1995       $ 25,962                   0             (b)            0        25,000 options       $ 15,742
===================================================================================================================

(a) Cash bonuses are reported for the year of service for which the cash bonus was earned, even if pre-paid or paid in a subsequent year. Restricted stock and options are reported for the year of service for which the stock and/or options were earned, even if the grant date falls in a subsequent fiscal year. No dividends are paid on any shares of restricted stock.

(b) Any amounts shown in the "Other Annual Compensation" column do not include any perquisites or other personal benefits because the aggregate amount of such compensation for each of the Named Executive Officers did not exceed the lesser of (i) $50,000 or (ii) 10% of the combined salary and bonus for the Named Executive Officer for the stated fiscal period. The amount shown in column (e) of the table for Dr. Tipermas and Mr. Watson were amounts reimbursed for the payment of taxes.

(c) The Company's 1997 contributions to the Named Executive Officers pursuant to the Company's Retirement Plan will not be determined or made until September 1998. The Company will disclose these contributions for the Named Executive

     Officers in the Proxy Statement for the 1999 Annual Meeting of Shareholders if the Named Executive Officer is the CEO or one of the other four most highly compensated executive officers in Fiscal 1998.

(d) For his service in fiscal 1996, Mr. Edwards was awarded 20,000 shares of Restricted Stock on March 4, 1997. The closing price of the Company's Common Stock on March 4, 1997, was $2.375. These Restricted Shares vest on January 1, 2000, provided Mr. Edwards remains an employee of the Company. As of December 31, 1997, Mr. Edwards owned a total of 20,000 Restricted Shares; the closing price of the Company's Common Stock on December 31, 1997, was $2.31; the aggregate value of these holdings is $46,200. The amounts shown in column (i) of the table for Mr. Edwards comprise the following:

Fiscal 1997     $    2,731  Company match under the Company's Section 401(k) Plan
                $    2,328  Spouse travel
Fiscal 1996     $    9,492  Company Retirement Plan contribution for 1996 made in September 1997
                $    2,731  Company match under the Company's Section 401(k) Plan
                $      875  Imputed income for Company-paid life insurance
Ten-month 1995  $  100,000  Special cash payment under December 1990 compensation agreement
                $    9,552  Company Retirement Plan contribution for ten-month 1995 made in September 1996
                $    1,666  Company match under the Company's Section 401(k) Plan
                $      720  Imputed income for Company-paid life insurance

(e) The amounts shown in column (i) of the table for Mr. Gaffney comprise the following:

Fiscal 1997     $    3,225  Company match under the Company's Section 401(k) Plan
                $      273  Imputed income for Company-paid life insurance
                $      584  Spouse travel
Fiscal 1996     $    9,492  Company Retirement Plan contribution for 1996 made in September 1997
                $    3,188  Company match under the Company's Section 401(k) Plan
                $      660  Imputed income for Company-paid life insurance
                $    1,553  Spouse travel
Ten-month 1995  $    9,552  Company Retirement Plan contribution for ten-month 1995 made in September 1996
                $    2,464  Company match under the Company's Section 401(k) Plan
                $      452  Imputed income for Company-paid life insurance

(f) For his service in fiscal 1997, Mr. Kesavan was awarded 5,400 shares of Restricted Stock on March 9, 1998. The closing price of the Company's Common Stock on March 9, 1998, was $2.688. These Restricted Shares fully vest on March 9, 2001, provided Mr. Kesavan remains an employee of the Company. For his service in fiscal 1996, Mr. Kesavan was awarded 12,106 Restricted Shares on March 4, 1997. The closing price of the Company's Common Stock on March 4, 1997, was $2.375. These Restricted Shares vest on January 1, 2000, provided Mr. Kesavan remains an employee of the Company. For his service in ten-month 1995, Mr. Kesavan was awarded 5,147 Restricted Shares on March 20, 1996. The closing price of the Company's Common Stock on March 20, 1996, was $2.875. These Restricted Shares vested on March 20, 1998. As of December 31, 1997, Mr. Kesavan owned a total of 17,163 Restricted Shares; the closing price of the Company's Common Stock on December 31, 1997, was $2.31; the aggregate value of these holdings is $39,647. The amounts shown in column (i) of the table for Mr. Kesavan comprise the following:

Fiscal 1997     $    2,423  Company match under the Company's Section 401(k) Plan
                $       89  Imputed income for Company-paid life insurance
Fiscal 1996     $    9,492  Company Retirement Plan contribution for 1996 made in September 1997
                $    2,405  Company match under the Company's Section 401(k) Plan
                $      230  Imputed income for Company-paid life insurance
Ten-month 1995  $    9,552  Company Retirement Plan contribution for ten-month 1995 made in September 1996
                $    1,942  Company match under the Company's Section 401(k) Plan
                $      221  Imputed income for Company-paid life insurance

(g) For his service in fiscal 1996, Dr. Tipermas was awarded 9,900 shares of Restricted Stock on March 20, 1997. The closing price of the Company's Common Stock on March 20, 1997, was $2.875. These Restricted Shares vest on January 1, 2000, provided Dr. Tipermas remains an employee of the Company. As of December 31, 1997, Dr. Tipermas owned a total of 9,900 Restricted Shares; the closing price of the Company's Common Stock on December 31, 1997, was $2.31; the aggregate value of these holdings is $22,869. The amounts shown in column (i) of the table for Dr. Tipermas comprise the following:

Fiscal 1997     $    3,231  Company match under the Company's Section 401(k) Plan
                $      429  Imputed income for Company-paid life insurance
                $      145  Spouse travel
Fiscal 1996     $    9,492  Company Retirement Plan contribution for 1996 made in September 1997
                $    3,202  Company match under the Company's Section 401(k) Plan
                $      706  Imputed income for Company-paid life insurance
                $      400  Spouse travel
Ten-month 1995  $    9,552  Company Retirement Plan contribution for ten-month 1995 made in September 1996
                $    2,236  Company match under the Company's Section 401(k) Plan

(h)  Mr. Watson became an executive officer of the Company in December 1995.
     For his service in fiscal 1997, Mr. Watson was awarded 39,000 shares of Restricted Stock on March 9, 1998. The closing price of the Company's Common Stock on March 9, 1998, was $2.688. These Restricted Shares fully vest on March 9, 2001, if Mr. Watson remains an employee of the Company. For his service in fiscal 1996, Mr. Watson was awarded 6,600 Restricted Shares on March 20, 1997. The closing price of the Company's Common Stock on March 20, 1997, was $2.875. These Restricted Shares vest on January 1, 2000, if Mr. Watson remains an employee of the Company. As of December 31, 1997, Mr. Watson owned a total of 45,600 Restricted Shares; the closing price of the Company's Common Stock on December 31, 1997, was $2.31; the aggregate value of these holdings is $105,336. The amounts shown in column
     (i) of the table for Mr. Watson comprise the following:

Fiscal 1997     $    77,160  Lump-sum relocation payment made in 1997
                $     3,173  Company match under the Company's Section 401(k) Plan
                $       145  Spouse travel
Fiscal 1996     $     9,492  Company Retirement Plan contribution for 1996 made in September 1997
                $     3,192  Company match under the Company's Section 401(k) Plan
                $       908  Imputed income for Company-paid life insurance
                $    15,982  Reimbursed relocation expense
Ten-month 1995  $    15,000  Signing bonus
                $       670  Reimbursed relocation expense
                $        72  Imputed income for Company-paid life insurance

=============================================================================================================================
                                              OPTION GRANTS IN LAST FISCAL YEAR
=============================================================================================================================
         (a)                     (b)                     (c)                   (d)                  (e)              (f)
         Name            Number of Securities        % of Total           Exercise Price        Expiration        Grant Date
                          Underlying Options       Options Granted          ($/Sh) (b)             Date         Present Value
                           Granted (#) (a)         to Employees in                                                  $ (c)
                                                   Fiscal Year (a)
-----------------------------------------------------------------------------------------------------------------------------
James O. Edwards                       40,000                   5.86%                $2.23   January 24, 2002        $ 51,800
-----------------------------------------------------------------------------------------------------------------------------
Michael F. Gaffney                      9,900                   1.45%                $2.23   January 24, 2002        $ 12,821
-----------------------------------------------------------------------------------------------------------------------------
Sudhakar Kesavan                       56,600                   8.29%                $2.23   January 24, 2002        $ 64,750
-----------------------------------------------------------------------------------------------------------------------------
Marc Tipermas                          26,400                   3.87%                $2.23   January 24, 2002        $ 34,188
-----------------------------------------------------------------------------------------------------------------------------
David Watson                           94,800                  13.89%                $2.23   January 24, 2002        $122,766
=============================================================================================================================

(a) All options shown in column (b) vest over four years, with the first 25% vesting one year from the date of grant. A total of 682,720 options were granted by the Company to its employees in the last fiscal year.
(b) The exercise price is the average closing price of the Company's Common Stock on each of the 20 trading days prior to the date of grant, with the 20th day being the trading date immediately preceding the date of grant. All options shown in this table were granted on January 24, 1997.
(c) Grant date present value is determined using the Black-Scholes Model. Since the Model makes assumptions about future variables, the actual value of the options may be greater or less than the values stated in the table. The calculations from which the above values were derived assume no dividend yield, volatility of approximately 61.4%, exercise at or near the expiration date, and a risk-free rate of return of 6.2% based on the average monthly U.S. Treasury bill rate for five-year maturities on the date of grant. No downward adjustments were made to the grant date option values stated in the table to account for potential forfeiture or the nontransferable nature of these options.

============================================================================================================================
                                          AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                                                     AND FY-END OPTION VALUES
============================================================================================================================
            (a)                   (b)             (c)                       (d)                              (e)
                                Shares      Value Realized    Number of Securities Underlying        Value of Unexercised
           Name               Acquired on         ($)                   Unexercised                  In-the-Money Options
                             Exercise (#)                         Options at 12/31/97 (#)              at 12/31/97 ($)
                                                                 Exercisable/Unexercisable       Exercisable/Unexercisable *
----------------------------------------------------------------------------------------------------------------------------
James O. Edwards                         0               0                    112,500 / 77,500                   $0 / $3,200
----------------------------------------------------------------------------------------------------------------------------
Michael F. Gaffney                       0               0                     36,000 / 33,900                   $0 / $  792
----------------------------------------------------------------------------------------------------------------------------
Sudhakar Kesavan                         0               0                      4,315 / 60,912                   $0 / $4,528
----------------------------------------------------------------------------------------------------------------------------
Marc Tipermas                            0               0                     93,750 / 57,650                   $0 / $2,112
----------------------------------------------------------------------------------------------------------------------------
David Watson                             0               0                    12,500 / 107,300                   $0 / $7,584
============================================================================================================================

* All of the in-the-money options were granted at an exercise price of $2.23 per share on January 24, 1997. The exercise price is the average closing price of the Company's Common Stock on each of the 20 trading days prior to the date of grant, with the 20th day being the trading date immediately preceding the date of grant. The closing price of the Company's Common Stock on December 31, 1997, was $2.31 per share.

SENIOR EXECUTIVE OFFICERS SEVERANCE PLAN

     In April 1994, the then-named Compensation Committee of the Board of Directors approved the adoption of the Company's Senior Executive Officers Severance Plan (the "SEOSP"). In December 1994, the SEOSP was amended to clarify (a) that once an officer becomes a participant in the SEOSP, he or she will continue to be eligible for SEOSP benefits throughout his or her employment by the Company and (b) that the SEOSP is intended to set a minimum severance benefit for the participant. If a participant is entitled to a greater benefit under his or her employment agreement with the Company, then such arrangement prevails over the lower SEOSP benefit. In May 1997, the SEOSP was further amended to increase the minimum benefit under the SEOSP from three months to six months of the participant's average monthly salary. This amendment reflects the fact that six months is the practical minimum severance for senior executives; the Company has never paid less. The 1997 amendment also removed the 18-month overall cap on the SEOSP benefit to provide the same severance (one month of severance for each year of service) across all years worked; to require that the Company and a SEOSP participant execute mutual general releases in order to obtain the SEOSP benefit; and to clarify what is meant by "continuing directors" in the definition of "good cause."

     The eligible participants in the SEOSP are the Chief Executive Officer, the President, the Chief Operating Officer, the Chief Financial Officer, the Executive Vice President (Corporate Development), the Group Presidents, the Treasurer, the General Counsel, and any officer as designated by the Compensation & Human Resources Committee. As of the March 11, 1998, Record Date, there are six persons whose severance payments are governed by the SEOSP.

     A participant is eligible to receive severance payments if the Company terminates his or her employment without "cause" or if the participant terminates his or her employment for "good reason." "Cause" and "good reason" are defined in the SEOSP. Average monthly salary is defined in the SEOSP as the participant's average monthly gross salary excluding all bonus for the six months prior to employment termination. Severance benefits may be paid under the SEOSP in two installments or, with the approval of the Compensation & Human Resources Committee, in a lump sum. The SEOSP provides that severance pay will not be considered compensation for purposes of the Retirement Plan or the
Section 401(k) Plan; severance pay will not increase Years of Service for those Plans' purposes. As of the March 11, 1998, Record Date, no severance benefits have been paid under the SEOSP.

================================================================================
              AGREEMENTS AND TRANSACTIONS WITH EXECUTIVE OFFICERS
                    NAMED IN THE SUMMARY COMPENSATION TABLE
                        (TWO OF WHOM ALSO ARE DIRECTORS)
================================================================================

  James O. Edwards.   Effective May 1, 1997, the Company entered into an
employment agreement with Mr. Edwards for his services as Chairman and Chief Executive Officer of the Company through December 31, 1999. In addition to delineating Mr. Edwards' areas of responsibility and reporting line, the agreement provides for a base annual salary of $400,000 beginning on April 1, 1997 (with $25,000 increases in each of the next two years); annual bonus compensation to be determined by the Compensation & Human Resources Committee of the Company's Board of Directors; severance payments as provided under the Company's Senior Executive Officers Severance Plan; eligibility under the Company's employee benefit plans; and a one-year non-competition period following voluntary or "for cause" employment termination. The agreement also provides for the grant on December 31, 1998, of 200,000 shares of Restricted Stock under the Company's Stock Incentive Plan; 100,000 of these shares vest on December 31, 1999, with the balance vesting on December 31, 2000. Vesting terms in the event of termination of Mr. Edwards' employment or his death also are outlined in the agreement. As described on pages 20-22 of this Proxy Statement, Mr. Edwards is eligible to participate in the Incentive Compensation Plan for Senior Executives and in the Long-Term Incentive Plan.

     As part of his employment agreement with the Company, Mr. Edwards' outstanding indebtedness to the Company on May 1, 1997, was restructured. As required by the SEC, the terms of this restructured indebtedness are described under the caption "Compensation & Human Resources Committee Interlocks and Insider Participation" on page 9 of this Proxy Statement.

     Michael F. Gaffney. Effective January 1, 1997, the Company entered into an employment agreement with Mr. Gaffney for his services as Senior Vice President of the Company through December 31, 1999. In addition to delineating Mr. Gaffney's areas of responsibility and reporting line, the agreement provides for a base annual salary of $230,000 for the 15-month period beginning January 1, 1997 (with a $20,000 annual increase for the next 12-month period and a $25,000 annual increase for the remaining months); annual bonus compensation to be determined by reference to sales targets, operating group revenue and profit targets, and other qualitative factors as determined by the Compensation & Human Resources Committee of the Company's Board of Directors; a specified severance payment; eligibility under the Company's employee benefit plans; and a six month non-competition period following employment termination.

     Sudhakar Kesavan. Mr. Kesavan has been employed by the Company since 1983, but he does not have a formal employment agreement with the Company. By virtue of his position as President of the Company's Consulting Group, Mr. Kesavan is a participant in the Company's Incentive Compensation Plan for Senior Executives and the Company's Long-Term Incentive Plan. Both of these Plans are described on pages 20-22 of this Proxy Statement. Severance payments to Mr. Kesavan would be paid under the terms of the Senior Executive Officers Severance Plan described on page 15 of this Proxy Statement.

     Marc Tipermas.   Effective May 1, 1997, the Company entered into an
employment agreement with Dr. Tipermas for his services as President and Chief Operating Officer of the Company through December 31, 1999. Dr. Tipermas also is a Director of the Company. In addition to delineating Dr. Tipermas' areas of responsibility and reporting line, the agreement provides for a minimum base salary of $350,000 from April 1, 1997, with $25,000 increases in each of the next two years; annual bonus compensation to be determined by the Compensation & Human Resources Committee of the Company's Board of Directors; severance payments as provided under the Company's Senior Executive Officers Severance Plan (with a minimum of two years); eligibility under the Company's employee benefit plans; a cash payment of $50,000 (net of taxes) in return for an agreement not to sell shares of Common Stock without Compensation Committee approval; and a one-year non-competition period following voluntary or "for cause" employment termination. The agreement also provides for the grant on December 31, 1998, of 150,000 shares of

Restricted Stock under the Company's Stock Incentive Plan; 75,000 of these shares vest on December 31, 1999, with the balance vesting on December 31, 2000. Vesting terms in the event of termination of Dr. Tipermas' employment or his death also are outlined in the agreement.

     David Watson. Effective December 1, 1996, the Company entered into an amended three-year employment agreement with Mr. Watson for his continued services as Executive Vice President and President of the Company's Engineers and Constructors Group. In addition to delineating Mr. Watson's areas of responsibility and reporting line, the arrangement provides for a base annual salary of $275,000; annual bonus compensation after 1996 to be determined by the Compensation & Human Resources Committee of the Company's Board of Directors in accordance with the senior officer's bonus plan; repayment of relocation expenses; severance payments equal to annual base salary; eligibility under the Company's employee benefit plans; the grant of 75,000 options (vesting in 18,750 increments over four years and expiring on January 24, 2002) at fair market value on the date of grant ($2.23 on January 24, 1997); and a one-year non-competition period following voluntary or "for cause" employment termination.

================================================================================
           AGREEMENTS AND TRANSACTIONS WITH OTHER EXECUTIVE OFFICERS
                       (ONE OF WHOM ALSO IS A DIRECTOR)
================================================================================

     Kenneth L. Campbell. Effective July 1, 1997, the Company entered into a three-year employment agreement with Mr. Campbell for his services as Executive Vice President and Chief Financial Officer. In addition to delineating Mr. Campbell's areas of responsibility and reporting line, the agreement provides for a base annual salary of $270,000 beginning July 1, 1997 (with increases of $15,000 in each of the next two years); annual bonus compensation to be determined by the Compensation & Human Resources Committee of the Board of Directors; specified severance payments at various employment termination dates; eligibility under the Company's employee benefit plans; and restrictions during the employment period and for one year thereafter on certain activities related to possible change of control issues affecting the Company and with respect to non-solicitation of employees. Pursuant to the agreement, Mr. Campbell was granted 30,000 Restricted Shares under the Company's Stock Incentive Plan which will vest on July 1, 1999, if Mr. Campbell remains an employee of the Company; the agreement also provides for earlier vesting of these Restricted Shares under certain specified circumstances. The agreement notes that prior to Mr. Campbell's becoming an employee but after he was elected to the Company's Board of Directors on May 1, 1997, he was granted options to purchase 100,000 shares of the Company's Common Stock pursuant to the terms of the Company's Consultants, Agents and Part-time Employees Stock Option Plan, at fair market value on the date of grant ($2.06 on May 2, 1997), vesting 25% annually over four years and expiring on May 2, 2002. Finally, the agreement provides that if the price per share of the Company's Common Stock on July 1, 1999, is less than $6.00, then the Company will grant Mr. Campbell options to purchase an additional 100,000 shares of the Company's Common Stock, at the fair market value on July 1, 1999, with vesting and expiration terms as specified in the agreement.

     Michael K. Goldman. Effective February 28, 1994, the Company and Mr. Goldman agreed to terminate Mr. Goldman's Amended Executive and Compensation Agreements originally signed in December 1990. Effective March 1, 1994, the Company and Mr. Goldman entered into an employment arrangement under which Mr. Goldman serves as an employee of the Company at a specified annual salary and was designated, with certain specified restrictions, as a participant in the Senior Executive Officers Severance Plan. In addition, all then-unvested options previously granted to Mr. Goldman vested as of March 1, 1994. The Company and Mr. Goldman also agreed to amend the terms of Mr. Goldman's outstanding loan with the Company as follows: the principal is due upon demand by the Company but no later than February 28, 1999; interest from May 16, 1994, accrues on the outstanding principal at 6% per annum; and payment of interest is deferred until such time as the principal is due. No interest accrues or is payable on such deferred interest. Mr. Goldman's loan is secured by 33,134 shares of the Company's Common Stock and is non-recourse to Mr. Goldman. The Company and Mr. Goldman agreed that if the value of the pledged stock is less than the then-outstanding amount of principal and interest at the time of loan repayment demand (or February 28, 1999, at the latest), then the Company will retire the principal and interest by considering the pledged shares to have been sold back to the Company (within the constraints set forth in the Company's debt and equity instruments). The outstanding balance as of the March 11, 1998, Record Date was $191,647.00, plus accrued interest; this also is the largest aggregate amount of Mr. Goldman's indebtedness to the Company outstanding at any time since January 1, 1997.



================================================================================
      STOCK PERFORMANCE GRAPH - PEER ISSUERS SAME AS 1997 PROXY STATEMENT
================================================================================






                             [GRAPH APPEARS HERE]







================================================================================

     The above graph plots cumulative total return on a $100 investment in ICF Kaiser International, Inc. Common Stock for the past five years. The S&P 500 Index and a group of peer issuers are shown for comparison and include reinvestment of dividends where applicable. The peer issuers were selected because they were environmental services companies of comparable size to the Company and include the following eight companies: EA Engineering, Science, and Technology, Inc.; EMCON; Harding Associates, Incorporated; International Technologies Corporation; Jacobs Engineering; OHM Corporation; Roy F. Weston, Inc., and TRC Companies. These are the same peer issuers used by the Company in its 1997 Proxy Statement.

==================================================================================================================================
                                                      Cumulative Total Return
----------------------------------------------------------------------------------------------------------------------------------
                                                                                Last trading date in
                                  ------------------------------------------------------------------------------------------------
                                       Fiscal          Fiscal           Fiscal         Ten-month          Fiscal          Fiscal
                                        1993            1994             1995             1995             1996            1997
                                      (2/26/93)       (2/28/94)        (2/28/95)       (12/29/95)       (12/31/96)      (12/31/97)
----------------------------------------------------------------------------------------------------------------------------------
ICF Kaiser International, Inc.       $     100       $   66.10        $   42.37       $    57.63       $    25.42       $    31.35
----------------------------------------------------------------------------------------------------------------------------------
S&P 500                              $     100       $  110.08        $  111.53       $   153.45       $   188.68       $   251.63
----------------------------------------------------------------------------------------------------------------------------------
Peer Issuers Only                    $     100       $   88.38        $   67.15       $    75.24       $    70.34       $    73.57
==================================================================================================================================

================================================================================
                  STOCK PERFORMANCE GRAPH - NEW PEER ISSUERS
================================================================================

================================================================================






                             [GRAPH APPEARS HERE]







================================================================================

     The above graph plots cumulative total return on a $100 investment in ICF Kaiser International, Inc. Common Stock for the past five years. The S&P 500 Index and a new group of peer issuers are shown for comparison and include reinvestment of dividends where applicable. The new peer issuers were selected because they are construction and environmental services companies of comparable size to the Company; these new peer issuers include the following ten companies:
EA Engineering, Science, and Technology, Inc.; Flour Corporation; Foster Wheeler; Harding Associates, Incorporated; International Technologies Corporation; Jacobs Engineering; Morrison-Knudsen; OHM Corporation; Roy F. Weston, Inc., and TRC Companies. The new group of peer issuers include seven of the eight peer issuers used by the Company in its 1997 Proxy Statement.

==================================================================================================================================
                                                      Cumulative Total Return
----------------------------------------------------------------------------------------------------------------------------------
                                                                        Last trading date in
                                  ------------------------------------------------------------------------------------------------
                                       Fiscal          Fiscal           Fiscal          Ten-month         Fiscal          Fiscal
                                        1993            1994             1995             1995             1996            1997
                                      (2/26/93)       (2/28/94)        (2/28/95)       (12/29/95)       (12/31/96)      (12/31/97)
----------------------------------------------------------------------------------------------------------------------------------
ICF Kaiser International, Inc.       $     100       $   66.10        $   42.37       $    57.63       $    25.42       $    31.35
----------------------------------------------------------------------------------------------------------------------------------
S&P 500                              $     100       $  110.08        $  111.53       $   153.45       $   188.68       $   251.63
----------------------------------------------------------------------------------------------------------------------------------
Peer Issuers Only                    $     100       $   99.36        $   96.03       $   140.39       $   133.89       $    95.28
==================================================================================================================================

================================================================================
                   COMPENSATION & HUMAN RESOURCES COMMITTEE
                       REPORT ON EXECUTIVE COMPENSATION
================================================================================

     The Board of Directors has delegated certain of its powers to its Compensation & Human Resources Committee (the "Committee"). On behalf of the Board, the Committee reviews the annual salary, bonuses, and other benefits (direct and indirect) paid to the CEO and those persons designated as executive officers under SEC rules and regulations. The Committee reviews employment agreements and other employment-related arrangements (both proposed and existing) with persons who are or will become executive officers. During the year ended December 31, 1996, the Committee reviewed and approved all stock options granted to executive officers under the Stock Incentive Plan. The Committee has delegated to the CEO the authority under that Plan to grant options to Plan participants who are not executive officers.

     On behalf of the Board, the Committee administers or will administer the Company's Stock Incentive Plan, the Employee Stock Purchase Plan, the Section 401(k) Plan, the Retirement Plan, the Non-employee Directors Stock Option Plan, the Non-employee Directors Compensation and Phantom Stock Plan, the Senior Executive Officers' Severance Plan, and all welfare benefit plans to the extent such plans require the involvement of the Board of Directors. The Committee has authority to determine whether indemnification of officers, directors, and/or employees should be provided in specific cases. The Committee has the power to establish, and then periodically review, the Company's policies in the area of management perquisites, with the full Board of Directors having final decision-making authority with respect to perquisites for executive officers and other members of senior management. Beginning in 1997, the Committee will establish and periodically review the Company's policies in the areas of human resources, EEO, labor relations, and diversity.

     The Company's executive compensation philosophy has not changed significantly since fiscal year 1993. Based on compensation data provided to it by an independent compensation consulting firm regarding positions of similar content in the industrial sector, the Company developed its compensation philosophy: (a) to provide levels of total direct compensation (including compensation for the CEO) at approximately the 50th percentile to 25% above the 50th percentile of total direct compensation paid to comparable employees by other companies and (b) to reward performance (including performance by the CEO) based on the individuals' initiative, achievements, and contributions to overall corporate performance during the fiscal year ("incentive compensation").
Because the Company's incentive compensation plans only apply to performance during a single fiscal year, these plans do not meet the SEC's definition of long-term incentive plans (defined as those covering incentive compensation for performance over a period longer than one fiscal year). The Company does not grant significant perquisites to its employees, officers, or executive officers.

     The key elements of the Company's incentive compensation program are cash bonuses, stock options, and restricted stock. The program is divided into four parts: (i) the Incentive Compensation Plan ("IC Plan") for Senior Executives which was adopted by the Committee at a meeting held on January 24, 1997, and which applies to awards made for service in 1997 and later years; (ii) the Long-Term Incentive Plan ("LTI Plan") for all senior management personnel, including Senior Executives, which was adopted by the Committee in 1995 and is a part of the Company's Stock Incentive Plan; (iii) the general provisions of the Company's Stock Incentive Plan, which was adopted in 1987 and applies to all key employees of the Company ("Participants"); and (iv) a cash bonus plan under which bonuses can be awarded based on performance during the year to all employees, including vice presidents and above.

     The IC Plan for Senior Executives defines "Senior Executive" as the CEO, his four direct reports (the President and Chief Operating Officer, the Executive Vice President and Director of Corporate Development, the Executive Vice President and Chief Administrative Officer, and the Executive Vice President and Chief Financial Officer), and the Company's three Group Presidents. Incentive compensation can be paid in cash to the CEO and his four direct reports solely from a "Corporate Pool," the value of which is determined solely by the annual earnings-per-share ("EPS") performance of the Company. The EPS numbers must be net of the bonus paid under the IC Plan for Senior Executives and net of the value of any cash or restricted stock awarded under the LTI Plan; the final accounting for the Corporate Pool may be adjusted by the Committee for any one-time voluntary capital transaction, either positive or negative. No Corporate Pool was earned for 1997. Incentive compensation can be paid to the three Group Presidents in cash and/or restricted stock from both the Corporate Pool and the "Group Pool." The value of the Group Pool is determined by the net contribution to earnings made by the respective groups. The net contribution amounts are determined net of cash bonuses paid and net of the value of any restricted stock awarded under the IC Plan for Senior Executives. Each of the Group Presidents were entitled to awards from the Group Pool based on their Groups' performance in 1997, as described further below.

     Under the LTI Plan, the Committee has the discretion to grant non-statutory options and/or restricted stock to senior management personnel, including the Senior Executives. In January 1997 the Committee determined that beginning with the awards for service during calendar 1996, it will make grants of restricted stock rather than options grants under the LTI. All grants are based on EPS targets determined by the Committee on an annual basis and, with respect to restricted stock grants, contain terms not inconsistent with the terms of the Company's Stock Incentive Plan.

     The Committee has the discretion under the Stock Incentive Plan to grant statutory options, non-statutory options, stock appreciation rights, restricted shares, and restricted stock units to Participants under this Plan; all Senior Executives, all executive officers, and all senior management personnel are Participants. The purpose of the Plan is to afford Participants an opportunity to acquire shares of the Company's Common Stock, to share in the increase in the value of the Common Stock, to remain in the employ of the Company, and to exert their maximum efforts on the Company's behalf. The Committee takes into account the Company's overall performance during the fiscal year together with the individual Participant's performance, and grants can be made to individuals who also received grants under the IC Plan for Senior Executives and the LTI Plan.

Named Executive Officers

     There are five executive officers named in the Summary Compensation Table on page 12 of this Proxy Statement (each a "Named Executive Officer"). The Named Executive Officers are James O. Edwards, Chief Executive Officer; Michael
F. Gaffney, Executive Vice President; Sudhakar Kesavan, Executive Vice President; Marc Tipermas, President and Chief Operating Officer; and David Watson, Executive Vice President.

Compensation of the Chief Executive Officer

     The May 1997 employment arrangement signed with Mr. Edwards is described on page 16 of this Proxy Statement. The Committee determined that signing the new employment arrangement with Mr. Edwards was in the best interests of the Company in that it replaced an employment agreement due to expire in December 1997, thereby securing Mr. Edwards' services to the Company through 1999 while also providing the Company with one-year non-competition and non-solicitation-of-employees periods following the termination of Mr. Edwards' employment. The salary levels contained in the new arrangement provide modest increases over those in the soon-to-expire agreement.

     The 1996 compensation plan for the CEO stated that if the Company's target EPS was achieved, then the CEO would be paid cash incentive compensation equal to one-half of his base compensation and would be awarded 40,000 stock options and 20,000 Restricted Shares (which were awarded in January 1997). Lower and higher EPS figures were included which would have entitled the CEO to lower or higher incentive compensation, respectively. In 1997, the Committee determined that the CEO's cash incentive compensation would be based both on the Company's EPS and on other subjective factors and made the CEO eligible for incentive compensation under the IC Plan for Senior Executives described above. In addition, the CEO remained a participant in the LTI Plan.

     The new employment arrangement with Mr. Edwards provides for the award of 200,000 Restricted Shares under the Company's Stock Incentive Plan on December 31, 1998, with vesting further delayed for two years (50% vesting each year). Because this potential award is delayed for 20 months after the effective date of the new agreement, the Committee's action approving the award provides the Company with additional assurance that Mr. Edwards will remain in the Company's employ.

Arrangement with Dr. Tipermas and Other Arrangements Affecting Executive Compensation in Calendar Year 1997

     The May 1997 employment arrangement signed with Dr. Tipermas is described on pages 16-17 of this Proxy Statement. The Committee determined that signing the new employment arrangement with Dr. Tipermas was in the best interests of the Company in that it provided for an appropriate increase in compensation in light of Dr. Tipermas' promotion to President and Chief Operating Officer of the Company; he had been Executive Vice President and Director of Corporate Development under an employment agreement that was due to expire in December 1997. In addition to securing Dr. Tipermas' employment with the Company through 1999, the Committee's action approving the new arrangement benefited the Company by providing one-year non-competition and non-solicitation-of-employees periods following the termination of Dr. Tipermas' employment.

     The new employment arrangement with Dr. Tipermas provides for the award of 150,000 Restricted Shares under the Company's Stock Incentive Plan on December 31, 1998, with vesting further delayed for two years (50% vesting each year). Because this potential award is delayed for 20 months after the effective date of the new agreement, the Committee's action approving the award provides the Company with additional assurance that Dr. Tipermas will remain in the Company's employ.

     During 1997, the decisions on compensation, annual bonuses, options, and Restricted Shares to be paid to the other three Named Executive Officers were based primarily on the Company's obligations to each of them under pre-existing employment arrangements described on pages 16-17 of this Proxy Statement. It is the opinion of the Committee that the arrangements with Named Executive Officers continue to be in the best interests of the Company in that they assure the Company of the continued, long-term service of these individuals at compensation levels appropriate for the positions they now hold.

Awards to Named Executive Officers for Service in 1997

     The Committee approved a cash award of $50,000 (net of taxes) to Dr. Tipermas as part of his new employment arrangement and in return for Dr. Tipermas' agreeing not to sell any of his Common Stock through 1999 without the prior written approval from the Committee. At its February 1998 meeting, the Committee approved the following awards: $15,000 and 40,000 options to Mr. Gaffney in recognition of his work in 1997 in connection with the Company's Nova Hut contract; $27,000, 5,400 shares of restricted stock, and 50,000 options to Mr. Kesavan as provided for under the IC Plan for Senior Executives and in recognition of the performance of the Consulting Group of which he is President; and $60,000 and 39,000 shares of restricted stock to Mr. Watson as provided for under the IC Plan for Senior Executives and in recognition of his work in 1997 in connection with the Company's Nova Hut contract.

The Company's Senior Executive Officers Severance Plan

     The terms of the SEOSP, including a description of the Committee's 1997 amendment of the SEOSP, are described on page 15 of this Proxy Statement. Mr. Edwards and Mr. Kesavan are the only Named Executive Officers whose severance payments are governed by the SEOSP. Severance payments for the other Named Executive Officers are specified in their employment arrangements with the Company.


This report is being submitted by the following members of the Compensation & Human Resources Committee:

     VOTING MEMBERS:                    NON-VOTING MEMBER WITH RIGHT TO ATTEND:

         Tony Coelho (Chairman)                     James O. Edwards
         Thomas C. Jorling
         Hazel R. O'Leary

================================================================================
                                        OTHER MATTERS
================================================================================

     At April 8, 1998, management was not aware that any matters not referred to on the enclosed proxy card would be presented for action at the meeting. If any such matter properly comes before the meeting, shares represented by proxies in the accompanying form will be voted with respect thereto in accordance with the judgment of the holders of such proxies.

     The 1999 Annual Meeting of Shareholders of the Company is scheduled to be held on Friday, May 7, 1999.

     Director Nominations. Shareholders wishing to nominate persons for election as a Director at the 1999 Annual Meeting, or otherwise to present business at that meeting, must do so pursuant to a timely notice sent in writing to the Secretary of the Company, 9300 Lee Highway, Fairfax, Virginia 22031. To be timely, the notice must be received by the Company at the above address no earlier than February 5, 1999, and no later than March 8, 1999. A shareholder's notice of nomination must set forth:

     (a) as to each person who is not an incumbent Director whom a shareholder proposes to nominate for election or re-election as a Director
         (i) the name, age, business address, and residence address of such person,
         (ii)  the principal occupation or employment of such person,
         (iii) the class and number of shares of capital stock of the Company which are beneficially owned by such person, and
         (iv) any other information relating to such person that is required to be disclosed in solicitation for proxies for elections of directors pursuant to the rules and regulations of the SEC under the Securities Exchange Act of 1934, as amended, and
     (b) as to the shareholder giving the notice
         (i)   the name and record address of such shareholder and
         (ii) the class and number of shares of capital stock of the Company which are beneficially owned by such shareholder.

     Such notice shall be accompanied by the written consent of each proposed nominee to serve as a Director of the Company if elected. The Company may require any proposed nominee to furnish such other information as reasonably may be required by the Company to determine the eligibility of such proposed nominee to serve as a Director of the Company. Persons nominated by shareholders for election as a Director will not be eligible to serve as a Director unless nominated in accordance with the foregoing procedures.

     Shareholder Proposals and Other Business.   Shareholders wishing to submit
proposals to be included in the Proxy Statement for the 1999 Annual Meeting should submit them in writing to the Secretary of the Company, 9300 Lee Highway, Fairfax, Virginia 22031, no later than Wednesday, December 9, 1998. A shareholder's notice with respect to other business to be brought before the 1999 Annual Meeting by such shareholder must set forth as to each matter of business:

     (a) a brief description of such business and the reasons for conducting it at the meeting,
     (b) the name and address of the shareholder proposing such business,
     (c) the class, series, and number of shares of the capital stock of the Company beneficially owned by such shareholder, and
     (d) any material interest of such shareholder in such business.



                                    /s/ Paul Weeks, II
Fairfax, Virginia                   Paul Weeks, II
April 8, 1998                       Senior Vice President, General Counsel and
                                      Secretary

[LOGO APPEARS HERE]   PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE
                      COMPANY FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD
                      ON FRIDAY, MAY 1, 1998



P        The undersigned hereby constitutes and appoints James O. Edwards, Marc Tipermas, and Paul
R        Weeks, II, and each of them, his or her true and lawful agents and proxies with full
O        powers of substitution in each, to represent the undersigned at the Annual Meeting of
X        Shareholders of ICF KAISER INTERNATIONAL, INC. to be held at the headquarters of the
Y        Company, 9300 Lee Highway, Fairfax, Virginia on Friday, May 1, 1998, at 9:00 a.m., and at
         any adjournments thereof, on all matters coming before said meeting.

                                Election of Directors, Nominees:  James O. Edwards
                                                                  Maynard H. Jackson, Jr.
                                                                  Keith M. Price
                                                                  Michael B. Tennenbaum


         YOU ARE ENCOURAGED TO SPECIFY YOUR CHOICES BY MARKING THE APPROPRIATE BOXES, SEE REVERSE
         SIDE, BUT YOU NEED NOT MARK ANY BOXES IF YOU WISH TO VOTE IN ACCORDANCE WITH THE BOARD OF
         DIRECTORS' RECOMMENDATIONS.  THE PROXIES NAMED ABOVE CANNOT VOTE YOUR SHARES UNLESS YOU
         SIGN AND RETURN THIS CARD.
                                                                                        SEE REVERSE
                                                                                            SIDE

--------------------------------------------------------------------------------
                             FOLD AND DETACH HERE


[LOGO APPEARS HERE]                                           ANNUAL MEETING
                                                              OF SHAREHOLDERS
                                                              May 1, 1998
                                                              9:00 a.m.

                                                              Auditorium
                                                              9300 Lee Highway
                                                              Fairfax, VA 22031

        THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ELECTION OF DIRECTORS AND FOR PROPOSAL 2.

------------------------------------------------------------------------------------------------------------------------------------
                      THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ELECTION OF DIRECTORS AND FOR PROPOSAL 2.
------------------------------------------------------------------------------------------------------------------------------------
   1. Election of            FOR              WITHHELD           2. Approval of              FOR           AGAINST        WITHHELD
      Directors              [_]                 [_]                Appointment of           [_]             [_]             [_]
      (see reverse)                                                 Independent Public
                                                                    Accountants


For, except vote withheld from the following nominee(s):

-----------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
                                                                                    NOTE:  Please sign exactly as name appears
                                                                                    hereon.  Joint owners should each sign.  When
                                                                                    signing as attorney, executor, administrator,
                                                                                    trustee or guardian, please give full title as
                                                                                    such.

                                                                                    The signer hereby revokes all proxies heretofore
                                                                                    given by the signer to vote at said meeting or
                                                                                    any adjournments therof.



                                                                                    ------------------------------------------------


                                                                                    ------------------------------------------------
                                                                                    SIGNATURE (S)                         DATE

--------------------------------------------------------------------------------
                             FOLD AND DETACH HERE

                                ANNUAL MEETING
                                      OF
                        ICF KAISER INTERNATIONAL, INC.
                                 SHAREHOLDERS

                              FRIDAY, MAY 1, 1998
                                   9:00 A.M.
                                  AUDITORIUM
                               9300 LEE HIGHWAY
                                  FAIRFAX, VA

================================================================================

AGENDA
------

  *    ELECTION OF FOUR DIRECTORS
  *    APPROVAL OF THE APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS
  *    REPORT ON THE PROGRESS OF THE COMPANY
  *    QUESTIONS FROM SHAREHOLDERS IN ATTENDANCE
================================================================================